Audited financial statements of Plantation Exploration, Inc. for the years ended December 31, 2008 and 2007

MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Plantation Exploration Inc.

We have audited the accompanying balance sheets of Plantation Exploration Inc. as of December 31, 2008 and December 31, 2007, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and December 31, 2007. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conduct our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Plantation Exploration Inc. (A Development Stage Company) as of December 31, 2008 and December 31, 2007, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2008 and December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 4 to the financial statements, the Company has an accumulated deficit of $17,452, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 4.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates, Chartered
Las Vegas, Nevada
March 25, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

PLANTATION EXPLORATION, INC.
Balance Sheets

ASSETS
	December 31, 2008	December 31, 2007
CURRENT ASSETS
Cash	$-	$22,626
Accrued production revenues	21,022	26,997

Total Current Assets	21,022	49,623

OIL AND GAS PROPERTIES, full cost method
Costs subject to amortization	670,649	822,246
Costs not subject to amortization	-	-

Oil and Gas Properties, net	670,649	822,246

OTHER ASSETS
Deposits and bonds	25,000	25,000

Total Other Assets	25,000	25,000

TOTAL ASSETS	$716,671	$896,869

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$217,712	$286,443
Notes payable	420,000	200,000
Bank overdraft	20,629	-

Total Current Liabilities	658,341	486,443

NON-CURRENT LIABILITIES
Asset retirement obligation	9,102	8,327

TOTAL LIABILITIES	667,443	494,770

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, 1,000 shares authorized of $100 par value, 50 shares issued and outstanding	5,000	5,000
Common stock; 1,000 shares authorized of $1.00 par value, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	30,000	30,000
Retained earnings	13,228	366,099

Total Stockholders' Equity (Deficit)	49,228	402,099

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$716,671	$896,869

The accompanying notes are an integral part of these financial statements.

PLANTATION EXPLORATION, INC.
Statements of Operations

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

REVENUES

Oil and gas revenues	$257,864	$224,584
Lease operating expenses	372,128	441,802
Depreciation and depletion	47,027	90,165

Gross Loss	(161,291)	(307,383)

OPERATING EXPENSES

Professional fees	113,833	251,161
General and administrative	28,759	83,130

Total Operating Expenses	142,592	334,291

LOSS FROM OPERATIONS	(303,883)	(641,674)

OTHER INCOME (EXPENSES)

Interest expense	(4,000)	(47,800)
Gain (loss) on sale of assets	(44,988)	545,219

Total Other Income (Expenses)	(48,988)	497,419

NET LOSS BEFORE INCOME TAXES	(352,871)	(144,255)

Income tax expense	-	-

NET LOSS	$(352,871)	$(144,255)

BASIC AND DILUTED LOSS PER SHARE	$(352.87)	$(144.26)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	1,000	1,000

The accompanying notes are an integral part of these financial statements.

PLANTATION EXPLORATION, INC.
Statements of Stockholders' Equity

	Preferred Stock		Common Stock		Additional Paid-In	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total

Balance, December 31, 2006	50	$5,000	1,000	$1,000	$30,000	$510,354	$546,354

Net (loss) for the year ended December 31, 2007	-	-	-	-	-	(144,255)	(144,255)

Balance, December 31, 2007	50	5,000	1,000	1,000	30,000	366,099	402,099

Net (loss) for the year ended December 31, 2008	-	-	-	-	-	(352,871)	(352,871)

Balance, December 31, 2008	50	$5,000	1,000	$1,000	$30,000	$13,228	$49,228

The accompanying notes are an integral part of these financial statements.

PLANTATION EXPLORATION, INC.
Statements of Cash Flows

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

OPERATING ACTIVITIES

Net loss	$(352,871)	$(144,255)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and depletion	64,060	73,132
(Gain) loss on sale of assets	44,988	(545,219)
Changes in operating assets and liabilities
Change in bank overdraft	20,629	-
Change in accrued production revenues	5,975	5,178
Change in deposits and bonds	-	-
Change in accounts payable and accrued expenses	(68,731)	278,443
Net Cash Provided by (Used in) Operating Activities	(285,950)	(332,721)

INVESTING ACTIVITIES

Sale of property and equipment	225,000	1,145,000
Purchase of property and equipment	(181,676)	(892,165)
Net Cash Provided by (Used in) Investing Activities	43,324	252,835

FINANCING ACTIVITIES

Repayment of notes payable	(200,000)	(483,200)
Proceeds from notes payable	420,000	258,200
Net Cash Provided by (Used in) Financing Activities	220,000	(225,000)

NET INCREASE IN CASH	(22,626)	(304,886)

CASH AT BEGINNING OF PERIOD	22,626	327,512

CASH AT END OF PERIOD	$-	$22,626

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$9,300	$39,800
Income Taxes	$-	$-

The accompanying notes are an integral part of these financial statements.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Organization

Plantation Exploration, Inc. (“the Company”) was incorporated in the State of Texas on December 7, 1982 for the purpose of acquiring and operating certain oil and gas leases in the State of Texas.  Currently, the Company operates 5 separate oil and gas wells.

b. Accounting Method

The Company uses the full cost method of accounting for oil and gas producing activities. Costs to acquire mineral interests in oil and gas properties, to drill and equip exploratory wells used to find proved reserves, and to drill and equip development wells are capitalized.  Costs incurred in drilling exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

The Company has elected a December 31 year-end.

c. Basic Income per Share of Common Stock

The basic income per share of common stock is based on the weighted average number of shares issued and outstanding at the date of the financial statements.

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Numerator: Income (loss) from operations	$(352,871)	$(144,255)
Basic income (loss) per share	$(352.87)	$(144.26)
Denominator – weighted average shares	1,000	1,000

The Company’s shares of preferred stock were convertible to common stock on a one share for one share basis. Accordingly, the preferred shares are common stock equivalents for purposes of computing the fully diluted loss per share. The common stock equivalents are excluded from the computation of income (loss) per share for the years ended December 31, 2008 and 2007 as they are anti-dilutive.

d. Provision for Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

d. Provision for Taxes (Continued)

Deferred tax assets and accrued tax liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

The income tax provision differs from the amount of income tax determined by applying the U.S. federal marginal income tax rate of 39% to pretax income operations for the periods ended December 31, 2008 2007 due to the following:

	December 31, 2008	December 31, 2007
Book loss	$(111,283)	$(56,259)
Intangible drilling costs	76,826	-
Net operating loss carryover	34,457	56,259
Income tax expense	$-	$-

The tax effects of significant items comprising the Company's net deferred taxes as of December 31, 2008 and 2007 were as follows:

	December 31, 2008	December 31, 2007
Net operating loss carry over	$158,139	$123,682
Valuation allowance	(158,139)	(123,682)
Deferred tax asset/payable	$-	$-

The federal net operating loss carry forwards of approximately $405,485 expire in various years through 2028. The Company has had numerous transactions in its common stock.  Such transactions may have resulted in a change in the Company's ownership, as defined in the Internal Revenue Code Section 382.  Such change may result in an annual limitation on the amount of the Company's taxable income that may be offset with its net operating loss carry forwards.  The Company has not evaluated the impact of Section 382, if any, on its ability to utilize its net operating loss carry forwards in future years.

e. Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f. Accrued Production Revenues

Accounts receivable are carried at the expected net realizable value.  The allowance for doubtful accounts is based on management's assessment of the collectibility of specific customer accounts and the aging of the accounts receivables.  If there were a deterioration of a major customer's creditworthiness, or actual defaults were higher than historical experience, our estimates of the recoverability of the amounts due to us could be overstated, which could have a negative impact on operations. The Company has recorded an allowance for doubtful accounts of $-0- and $-0- as of December 31, 2008 and 2007, respectively.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Recent Accounting Pronouncements

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, “Earnings per Share.” FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60”. SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of  premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB’s amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company’s financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its financial position, results of operations or cash flows.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Recent Accounting Pronouncements (Continued)

 In December 2007, the SEC issued Staff Accounting Bulletin (SAB) No. 110 regarding the use of a "simplified" method, as discussed in SAB No. 107 (SAB 107), in developing an estimate of expected term of "plain vanilla" share options in accordance with SFAS No. 123 (R), Share-Based Payment.  In particular, the staff indicated in SAB 107 that it will accept a company's election to use the simplified method, regardless of whether the company has sufficient information to make more refined estimates of expected term. At the time SAB 107 was issued, the staff believed that more detailed external information about employee exercise behavior (e.g., employee exercise patterns by industry and/or other categories of companies) would, over time, become readily available to companies. Therefore, the staff stated in SAB 107 that it would not expect a company to use the simplified method for share option grants after December 31, 2007. The staff understands that such detailed information about employee exercise behavior may not be widely available by December 31, 2007. Accordingly, the staff will continue to accept, under certain circumstances, the use of the simplified method beyond December 31, 2007. The Company currently uses the simplified method for “plain vanilla” share options and warrants, and will assess the impact of SAB 110 for fiscal year 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g. Recent Accounting Pronouncements (Continued)

In December 2007, the FASB, issued FAS No. 141 (revised 2007), Business Combinations.’This Statement replaces FASB Statement No. 141, Business Combinations, but retains the fundamental requirements in Statement 141.  This Statement establishes principles and requirements for how the acquirer: (a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date. The effective date of this statement is the same as that of the related FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements.  The Company will adopt this statement beginning March 1, 2009. It is not believed that this will have an impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities—Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entities first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company adopted SFAS No. 159 beginning March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial position, results of operations or cash flows.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company adopted this statement March 1, 2008. The adoption of this pronouncement did not have an impact on the Company’s financial position, results of operations or cash flows.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h. Fair Value of Financial Instruments

As at December 31, 2008, the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

i.     Share Based Compensation

In December 2004, the FASB issued FAS No. 123R, “Share-Based Payment.” This statement is a revision to FAS No. 123, “Accounting for Stock-Based Compensation,” and it supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and amends FAS No. 95, “Statement of Cash Flows.” FAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  The Company uses the Black-Scholes pricing model for determining the fair value of stock based compensation. Equity instruments issued to non-employees for goods or services are accounted for at fair value and are marked to market until service is complete or a performance commitment date is reached.

j.    Cash and Cash Equivalents

For purposes of financial statement presentation, the Company considers all highly liquid investments with a maturity of three months or less, from the date of purchase, to be cash equivalents.

k.    Advertising and Marketing

The Company expenses advertising costs in the period in which they are incurred. Advertising and marketing expense was $-0- and $-0- for the periods ended December 31, 2008 and 2007 respectively.

l.      Revenue Recognition

Revenues from the production of natural gas and oil properties in which the Company has an interest are based on the respective Company’s net working interests.  These revenues are recorded when the gas or oil passes to the purchasers.

NOTE 2 - PROPERTY AND EQUIPMENT

Productive Gas Wells

The following summarizes the Company's productive oil and gas wells as of December 31, 2008.  Productive wells are producing wells and wells capable of production.  Gross wells are the total number of wells in which the Company has an interest.  Net wells are the sum of the Company's fractional interests owned in the gross wells. The cost of the wells is depleted over the estimated number of barrels in reserve at the time the well is purchased. The Company recorded depletion of $64,060 and $73,132 for the years ended December 31, 2008 and 2007 respectively.

	December 31, 2008	December 31, 2007
Productive oil wells, Texas	5	7

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

NOTE 2 - PROPERTY AND EQUIPMENT (Continued)

Productive Gas Wells (Continued)

Tangible equipment purchased along with the wells is recorded as cost.  Major additions and improvements are capitalized.  Minor replacements, maintenance and repairs that do not extend the useful life of the assets are expensed as incurred.  Depreciation of property and equipment is determined using the straight-line method over their useful lives, primarily 7 years.

NOTE 3 – NOTES PAYABLE

During the year ended December 31, 2006, the Company entered into Promissory Notes in the amount of $75,000, $200,000, and $150,000 with three accredited investors.  Notes payable at the end of 2006 totaled $425,000. All of the investors are parties unrelated to the Company.

During the year ended December 31, 2007, the Company borrowed an additional $258,200 from one of the accredited investors owed from 2006.  The Company paid off promissory notes in the amounts of $75,000 and $408,200 to the two investors, lowering the total notes outstanding to $200,000.  All parties are unrelated parties to the Company.  During the period the Company accrued $47,800 of interest payable and paid $39,800 in interest expense.

During the year ended December 31, 2008, the Company borrowed an additional $100,000 from a third investor.  The Company paid down $200,000 in promissory notes bringing the total notes outstanding to $100,000.  Interest accrued during the period was $4,000 and the Company paid $9,300 towards the accrued interest.

On January 27, 2009, the Company finalized an agreement with Oil Investment Leases, Inc (OIL) for advance cash payments of $335,000.  In exchange for the cash advancement, OIL received a) all tax write-offs for funds advanced, b) a note receivable for the repayment of principle with an option to convert the principle into an interest in one or more wells at a price to be determined by both parties upon funding from joint ventures, c) as interest, OIL is to receive 5,000 shares of public stock for each month the debt goes unpaid, and d) 30,000 shares of public stock.

As of December 31, 2008, the Company had received $320,000 of the agreed $335,000. The remaining $15,000 was received on January 21, 2009.

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)

   (1)        Capitalized Costs Relating to Oil and Gas Producing Activities:

December 31, 2008
Proved oil and gas producing properties and related lease well equipment	$811,300
Unproved oil and gas properties	-
Accumulated depreciation and depletion	(140,651)
$670,649

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)
(Continued)

(2)       Costs Incurred in Oil and Gas Property Acquisition, Exploration, and Development Activities:
December 31, 2008
Acquisition of properties
Proved	$-0-
Unproved	-0-
Exploration Costs	-0-
Development Costs	181,676

               The Company does not have any investments accounted for by the equity method.

     (3)      Results of Operations for Producing Activities:

December 31, 2008
Sales	$257,865
Production costs	(372,128)
Depreciation and depletion	(47,027)
Income tax expense	-
Results of operations for producing activities (excluding the activities of the pipeline transmission operations, corporate overhead and interest costs)	$(161,291)

       (4)     Reserve Quantity Information

	Oil BBL	Gas CF
January 1, 2008	-	-
Revisions of previous estimates for improved recovery	177,250	-
December 31, 2008	177,250	-

Proved developed reserves:

	Oil BBL	Gas CF
December 31, 2008	177,250	-

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)
(Continued)

During the year ended December 31, 2008, the Company had reserve studies and estimates prepared on its various properties.  The difficulties and uncertainties involved in estimating proved oil and gas reserves makes comparisons between companies difficult.  Estimation of reserve quantities is subject to wide fluctuations because it is dependent on judgmental interpretation of geological and geophysical data.

 (5)            Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves

December 31, 2008
Future cash flows	$15,952,170
Future production, development costs and income tax expense	(4,613,170)
Future net cash flows	11,339,000
Discounted for estimated timing of cash flows	(5,580,780)
Standardized measure of discounted future net cash flows	$5,768,220

(5)            Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves (Continued)

Future income taxes were determined by applying the statutory income tax rate to future pre-tax net cash flow relating to proved reserves.

The following schedule summarizes changes in the standardized measure of discounted future net cash flow relating to proved  oil and gas reserves:

December 31, 2008
Standardized measure, beginning of period	$-
Oil and gas sales, net of production costs	-
Sales of mineral in place	-
Purchases	-
Net change due to revisions in quantity estimates	5,768,220
Accretion of discount items	-
Standardized measure, end of period	$5,768,220

The above schedules relating to proved oil and gas reserves, standardized measure of discounted future net cash flows and changes in the standardized measure of discounted future net cash flows have their foundation in engineering estimates of future net revenues that are derived from proved reserves and prepared using the prevailing economic conditions. These reserve estimates are made from evaluations conducted by independent geologists, of such properties and will be periodically reviewed based upon updated geological and production data.  Estimates of proved reserves are inherently imprecise.  The above standardized measure does not include any restoration costs due to the fact the Company does not own the land.

PLANTATION EXPLORATION, INC.
Notes to Financial Statements
December 31, 2008 and 2007

S.F.A.S. 69 SUPPLEMENTAL DISCLOSURES (UNAUDITED)
(Continued)

Subsequent development and production of the Company's reserves will necessitate revising the present estimates.  In addition, information provided in the above schedules does not provide definitive information as the results of any particular year but, rather, helps explain and demonstrate the impact of major factors affecting the Company's oil and gas producing activities.  Therefore, the Company suggests that all of the aforementioned factors concerning assumptions and concepts should be taken into consideration when reviewing and analyzing this information.